                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 15, 2001, (2001-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 16 to August 31, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 4th day of September, 2001.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Keith Anderson
                                            -------------------------------
                                            Keith Anderson
                                            Senior Vice President and
                                            Treasurer

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                    August-01
                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                         REMITTANCE DATE: 9/4/01

                                                                                           Total $             Per $1,000
                                                                                            Amount              Original
                                                                                       --------------         ------------
CLASS A CERTIFICATES
--------------------

(1)    a.   Amount available (including Monthly Servicing Fee)                          10,534,866.57
                                                                                       --------------
       b.   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
            Deficiency Amount (if any) withdrawn for prior Remittance Date                       0.00
                                                                                       --------------
       c.   Amount Available after giving effect to withdrawal of Class M-1 Interest
            Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
            Remittance Date                                                             10,534,866.57
                                                                                       --------------
       d.   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    0.00
                                                                                       --------------

A.     Interest
(2)    Aggregate Class A interest
       a.   Class A-1A Remittance Rate                                                       3.89000%
                                                                                       --------------
       b.   Class A-1A Interest                                                            194,121.21           2.77316014
                                                                                       --------------         ------------
       c.   Class A-1B Remittance Rate                                                       5.01000%
                                                                                       --------------
       d.   Class A-1B Interest                                                            185,933.41           3.15141373
                                                                                       --------------         ------------
       e.   Class A-2 Remittance Rate                                                        5.24500%
                                                                                       --------------
       f.   Class A-2 Interest                                                              97,469.58           4.37083318
                                                                                       --------------         ------------
       g.   Class A-3 Remittance Rate                                                        5.65500%
                                                                                       --------------
       h.   Class A-3 Interest                                                             298,772.50           4.71250000
                                                                                       --------------         ------------
       I.   Class A-4 Remittance Rate                                                        6.21000%
                                                                                       --------------
       j.   Class A-4 Interest                                                             497,835.00           5.17500000
                                                                                       --------------         ------------
       k.   Class A-5 Remittance Rate                                                        6.99000%
                                                                                       --------------
       l.   Class A-5 Interest                                                           1,019,957.50           5.82500000
                                                                                       --------------         ------------
       m.   Class A-IO Remittance Rate                                                       2.50000%
                                                                                       --------------
       n.   Class A-IO Interest                                                            244,583.33           2.03819442
                                                                                       --------------         ------------

(3)    Amount applied to:
       a.   Unpaid Class A Interest Shortfall                                                    0.00
                                                                                       --------------

(4)    Remaining:
       a.   Unpaid Class A Interest Shortfall                                                    0.00
                                                                                       --------------

B.     Principal
(5)    Formula Principal Distribution  Amount                                            4,850,392.77
                                                                                       --------------
       a.   Scheduled Principal                                                            716,162.10
                                                                                       --------------
       b.   Principal Prepayments                                                        3,803,000.94
                                                                                       --------------
       c.   Liquidated Contracts                                                           361,390.91
                                                                                       --------------
       d.   Repurchases                                                                          0.00
                                                                                       --------------
       e.   Current Month Advanced Principal                                             1,261,332.15
                                                                                       --------------
       f.   Prior Month Advanced Principal                                              (1,291,493.33)
                                                                                       --------------
       g.   Additional Principal Distribution ($9,000,000.00 cap)                                0.00
                                                                                       --------------

(6)    a.   Pool Scheduled Principal Balance                                           573,783,960.29
                                                                                       --------------
       b.   Adjusted Pool Principal Balance                                            572,522,628.14         954.20663906
                                                                                       --------------         ------------
       c.   Pool Factor                                                                    0.95420664
                                                                                       --------------
       d.   Net Certificate Principal Balance                                          563,522,628.13
                                                                                       --------------
       e.   Overcollateralization Amount (not to exceed $9,000,000.00)                   9,000,000.01
                                                                                       --------------
       f.   Prefunded Amount                                                                     0.00
                                                                                       --------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                    August-01
                                     PAGE 2
                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                         REMITTANCE DATE: 9/4/01

                                                                                           Total $             Per $1,000
                                                                                            Amount              Original
                                                                                       --------------         ------------
(7)    Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                                  0.00
                                                                                       --------------
(8)    Class A Percentage for such Remittance Date                                            100.00%
                                                                                       --------------
(9)    Class A Percentage for the following  Remittance Date                                  100.00%
                                                                                       --------------
(10)   Class A  Principal Distribution:
       a.   Class A-1A                                                                   2,631,996.08           37.59994400
                                                                                       --------------         -------------
       b.   Class A-1B                                                                   2,218,396.69           37.59994390
                                                                                       --------------         -------------
       c.   Class A-2                                                                            0.00            0.00000000
                                                                                       --------------         -------------
       d.   Class A-3                                                                            0.00            0.00000000
                                                                                       --------------         -------------
       e.   Class A-4                                                                            0.00            0.00000000
                                                                                       --------------         -------------
       f.   Class A-5                                                                            0.00            0.00000000
                                                                                       --------------         -------------
(11)   a.   Class A-1A Principal Balance                                                50,206,077.28          717.22967543
                                                                                       --------------         -------------
       b.   Class A-1A Pool Factor                                                         0.71722968
                                                                                       --------------
       c.   Class A-1B Principal Balance                                                42,316,550.85          717.22967542
                                                                                       --------------         -------------
       d.   Class A-1B Pool Factor                                                         0.71722968
                                                                                       --------------
       e.   Class A-2 Principal Balance                                                 22,300,000.00         1000.00000000
                                                                                       --------------         -------------
       f.   Class A-2 Pool Factor                                                          1.00000000
                                                                                       --------------
       g.   Class A-3 Principal Balance                                                 63,400,000.00         1000.00000000
                                                                                       --------------         -------------
       h.   Class A-3 Pool Factor                                                          1.00000000
                                                                                       --------------
       I.   Class A-4 Principal Balance                                                 96,200,000.00         1000.00000000
                                                                                       --------------         -------------
       j.   Class A-4 Pool Factor                                                          1.00000000
                                                                                       --------------
       k.   Class A-5 Principal Balance                                                175,100,000.00         1000.00000000
                                                                                       --------------         -------------
       l.   Class A-5 Pool Factor                                                          1.00000000
                                                                                       --------------
       m.   Class A-IO Notional Principal Balance                                      117,400,000.00          978.33333333
                                                                                       --------------         -------------
       n.   Class A-IO Pool Factor                                                         0.97833333
                                                                                       --------------
(12)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance Date                                                0.00
                                                                                       --------------

C.     Aggregate Scheduled Balances and Number of Delinquent Contracts as of
       Determination Date
(13)   31-59 days                                                                        8,726,825.45                   282
                                                                                       --------------         -------------
(14)   60 days or more                                                                  11,864,217.13                   340
                                                                                       --------------         -------------
(15)   Current Month Repossessions                                                       1,327,046.86                    38
                                                                                       --------------         -------------
(16)   Repossession Inventory                                                            2,585,786.64                    76
                                                                                       --------------         -------------
(17)   Weighted Average Contract Rate                                                       12.70535%
                                                                                       --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                    August-01
                                     PAGE 3
                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                         REMITTANCE DATE: 9/4/01

D.     Class M-1, M-2,  Distribution Test and Class B Distribution test
       (applicable on and after the Remittance Date occurring in May 2005.)

(1)    Average Sixty - Day Delinquency Ratio Test
       a.   Sixty - Day Delinquency Ratio for current Remittance Date                          2.52%
                                                                                       -------------
       b.   Average Sixty - Day Delinquency Ratio (arithmetic average
            of ratios for this month and two preceding months;
            may not exceed 6.25%)                                                              1.76%
                                                                                       -------------
(2)    Cumulative Realized Losses Test
       a.   Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            7.0% from May 1, 2005 to April 30, 2006, 8.75% from May 1, 2006 to
            April 30, 2007; 11.75% from May 1, 2007 to April 30, 2008 and
            13.25% thereafter)                                                                  0.03
                                                                                       -------------
(3)    Current Realized Losses Test
       a.   Current Realized Losses for current Remittance Date                           124,960.52
                                                                                       -------------
       b.   Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
            may not exceed 3.50%)                                                              0.11%
                                                                                       -------------
(4)    Class M-1 & M-2 Principal Balance Tests
       a.   The sum of Class M Principal Balance and Class B Principal Balance
            plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
            (must equal or exceed 30.75%)                                                     21.30%
                                                                                       -------------
       b.   The sum of Class M-2 Principal Balance and Class B Principal Balance
            plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
            (must equal or exceed 21.75%)                                                     15.07%
                                                                                       -------------
(5)    Class B Principal Balance Test
       a.   Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date greater than $12,000,000.00    48,000,000.00
                                                                                       -------------
       b.   Class B Principal Balance plus O/C (before any distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 14.25%.                9.87%
                                                                                       -------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                    August-01
                                     PAGE 4
                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                         REMITTANCE DATE: 9/4/01

                                                                                           Total $             Per $1,000
                                                                                            Amount              Original
                                                                                       --------------         ------------
CLASS M-1 CERTIFICATES
----------------------

A.     Interest
(1)    Aggregate  interest
       a.   Class M-1 Remittance Rate 7.535%, unless
            Weighted Average Contract Rate is below 7.535%)                                 7.53500%
                                                                                       -------------
       b.   Class M-1 Interest                                                            226,050.00             6.27916667
                                                                                       -------------          -------------
       c.   Interest on Class M-1 Adjusted Principal Balance                              226,050.00
                                                                                       -------------
(2)    Amount applied to Class M-1 Interest Deficiency Amount                                   0.00
                                                                                       -------------
(3)    Remaining unpaid Class M-1 Interest Deficiency Amount                                    0.00
                                                                                       -------------
(4)    Amount applied to:
       a.   Unpaid Class M-1 Interest Shortfall                                                 0.00
                                                                                       -------------
(5)    Remaining:
       a.   Unpaid Class M-1 Interest Shortfall                                                 0.00
                                                                                       -------------

B.     Principal
(6)    a.   Class M-1 Principal Balance                                                36,000,000.00          1000.00000000
                                                                                       -------------          -------------
       b.   Class M-1 Pool Factor                                                         1.00000000
                                                                                       -------------
       c.   Class M-1 Adjusted Principal Balance                                       36,000,000.00
                                                                                       -------------
       d.   Class M-1 Adjusted Pool Factor                                                1.00000000
                                                                                       -------------
(7)    Class M-1 Percentage for such Remittance Date                                           0.00%
                                                                                       -------------
(8)    Class M-1  Principal Distribution:
       a.   Class M-1 (current)                                                                 0.00             0.00000000
                                                                                       -------------          -------------
       b.   Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                            0.00
                                                                                       -------------
(9)    Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                               0.00
                                                                                       -------------
(10)   Class M-1 Percentage for the following Remittance Date                                  0.00%
                                                                                       -------------
(11)   Class M-1 Liquidation Loss Interest
       a.   Class M-1 Liquidation Loss Amount                                                   0.00
                                                                                       -------------
       b.   Amount applied to Class M-1 Liquidation Loss Interest Amount                        0.00
                                                                                       -------------
       c.   Remaining Class M-1 Liquidation Loss Interest Amount                                0.00
                                                                                       -------------
       d.   Amount applied to Unpaid Class M-1 Loss Interest Shortfall                          0.00
                                                                                       -------------
       e.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls                     0.00
                                                                                       -------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                    August-01
                                     PAGE 5
                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                         REMITTANCE DATE: 9/4/01

                                                                                           Total $             Per $1,000
                                                                                            Amount              Original
                                                                                       --------------         ------------
CLASS M-2 CERTIFICATES
----------------------

A.     Interest
(1)    Aggregate interest
       a.   Class M-2 Remittance Rate 7.970%, unless
            Weighted Average Contract Rate is below 7.970%)                                 7.97000%
                                                                                       -------------
       b.   Class M-2 Interest                                                            199,250.00             6.64166667
                                                                                       -------------          -------------
       c.   Interest on Class M-2 Adjusted Principal Balance                              199,250.00
                                                                                       -------------
(2)    Amount applied to Class M-2 Interest Deficiency Amount                                   0.00
                                                                                       -------------
(3)    Remaining unpaid Class M-2 Interest Deficiency Amount                                    0.00
                                                                                       -------------
(4)    Amount applied to:
       a.   Unpaid Class M-2 Interest Shortfall                                                 0.00
                                                                                       -------------
(5)    Remaining:
       a.   Unpaid Class M-2 Interest Shortfall                                                 0.00
                                                                                       -------------

B.     Principal
(6)    a.   Class M-2 Principal Balance                                                30,000,000.00          1000.00000000
                                                                                       -------------          -------------
       b.   Class M-2 Pool Factor                                                         1.00000000
                                                                                       -------------
       c.   Class M-2 Adjusted Principal Balance                                       30,000,000.00
                                                                                       -------------
       d.   Class M-2 Adjusted Pool Factor                                                1.00000000
                                                                                       -------------
(7)    Class M-2 Percentage for such Remittance Date                                           0.00%
                                                                                       -------------
(8)    Class M-2  Principal Distribution:
       a.   Class M-2 (current)                                                                 0.00             0.00000000
                                                                                       -------------          -------------
       b.   Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                            0.00
                                                                                       -------------
(9)    Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                               0.00
                                                                                       -------------
(10)   Class M-2 Percentage for the following Remittance Date                                  0.00%
                                                                                       -------------
(11)   Class M-2 Liquidation Loss Interest
       a.   Class M-2 Liquidation Loss Amount                                                   0.00
                                                                                       -------------
       b.   Amount applied to Class M-2 Liquidation Loss Interest Amount                        0.00
                                                                                       -------------
       c.   Remaining Class M-2 Liquidation Loss Interest Amount                                0.00
                                                                                       -------------
       d.   Amount applied to Unpaid Class M-2 Loss Interest Shortfall                          0.00
                                                                                       -------------
       e.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls                     0.00
                                                                                       -------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                    August-01
                                     PAGE 6
                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                         REMITTANCE DATE: 9/4/01

                                                                                           Total $             Per $1,000
                                                                                            Amount              Original
                                                                                       --------------         ------------
CLASS B-1 CERTIFICATES
----------------------

(1)    a.   Class B-1 Remittance Rate  (8.915% unless Weighted Average
            Contract Rate is below 8.915%)                                                  8.91500%
                                                                                       -------------
       b.   Aggregate Class B-1 Interest                                                  222,875.00          7.42916667
                                                                                       -------------          ----------
       c.   Interest on Class B-1 Adjusted Principal Balance                              222,875.00
                                                                                       -------------
(2)    Amount applied to Unpaid Class B-1 Interest Shortfall                                    0.00
                                                                                       -------------
(3)    Remaining Unpaid Class B-1 Interest Shortfall                                            0.00
                                                                                       -------------
(4)    Amount applied to Class B-1 Interest Deficiency Amount                                   0.00
                                                                                       -------------
(5)    Remaining Unpaid Class B-1 Interest Deficienty Amount                                    0.00
                                                                                       -------------
(6)    Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                                 0.00
                                                                                       -------------
(7)    Class B Percentage for such Remittance Date                                             0.00%
                                                                                       -------------
(8)    Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                     0.00          0.00000000
                                                                                       -------------          ----------
(9)    a.   Class B-1 Principal Shortfall                                                       0.00
                                                                                       -------------
       b.   Unpaid Class B-1 Principal Shortfall                                                0.00
                                                                                       -------------
(10)   Class B Principal Balance                                                       48,000,000.00
                                                                                       -------------
(11)   a.   Class B-1 Principal Balance                                                30,000,000.00
                                                                                       -------------
       b.   Class B-1 Pool Factor                                                         1.00000000
                                                                                       -------------
       c.   Class B-1 Adjusted Principal Balance                                       30,000,000.00
                                                                                       -------------
       d.   Class B-1 Adjusted Pool Factor                                                1.00000000
                                                                                       -------------
(12)   Class B-1 Liquidation Loss Interest
       a.   Class B-1 Liquidation Loss Amount                                                   0.00
                                                                                       -------------
       b.   Amount Applied to Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                       -------------
       c.   Remaining Class B-1 Liquidation Loss Interest Amount                                0.00
                                                                                       -------------
       d.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                       -------------
       e.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                      0.00
                                                                                       -------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                    August-01
                                     PAGE 7
                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                         REMITTANCE DATE: 9/4/01

                                                                                           Total $             Per $1,000
                                                                                            Amount              Original
                                                                                       --------------         ------------
CLASS B-2 CERTIFICATES
----------------------

(1)    a.   Class B-2 Remittance Rate ( 11.250% unless Weighted Average
            Contract Rate is less than 11.250%)                                            11.25000%
                                                                                       -------------
       b.   Aggregate Class B-2 Interest                                                  168,750.00          9.37500000
                                                                                       -------------          ----------
(2)    Amount applied to Unpaid Class B-2 Interest Shortfall                                    0.00
                                                                                       -------------
(3)    Remaining Unpaid Class B-2 Interest Shortfall                                            0.00
                                                                                       -------------
(4)    Unpaid Class B-2 Principal Shortfall
       (if any) following prior Remittance Date                                                 0.00
                                                                                       -------------
(5)    Class B-2 Principal Liquidation Loss Amount                                              0.00
                                                                                       -------------
(6)    Class B-2 Principal (zero until Class B-1 paid down; thereafter,
       Class B Percentage of formula Principal Distribution Amount)                             0.00          0.00000000
                                                                                       -------------          ----------
(7)    Guarantee Payment                                                                        0.00
                                                                                       -------------
(8)    a.   Class B-2 Principal Balance                                                18,000,000.00
                                                                                       -------------
       b.   Class B-2 Pool Factor                                                         1.00000000
                                                                                       -------------

CLASS B-3I CERTIFICATES
-----------------------

(1)    Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial
       Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and Class B-2 Distribution Amount,
       if the Company or Green Tree Financial Servicing Corp. is the Servicer)             241,110.2
                                                                                       -------------
(2)    Class B-3I Distribution Amount                                                   2,087,766.06
                                                                                       -------------
(3)    Class B-3I Formula Distribution Amount (all Excess
       Interest plus Unpaid Class B-3I Shortfall)                                        8,282,224.5
                                                                                       -------------
(4)    Class B-3I Shortfall                                                             1,628,026.89
                                                                                       -------------
(5)    Unpaid Class B-3I Shortfall                                                      6,194,458.48
                                                                                       -------------
(6)    Class M-1 Interest Deficiency on such Remittance Date                                    0.00
                                                                                       -------------
(7)    Class B-1 Interest Deficiency on such Remittance Date                                    0.00
                                                                                       -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.